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                         SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, DC 20549

                                      FORM 8-A

                 For Registration of Certain Classes of Securities
                      Pursuant to Section 12(b) or (g) of the
                          Securities Exchange Act of 1934

                            I.C. Isaacs & Company, Inc.
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               (Exact name of registrant as specified in its charter)

                    Delaware                              52-1377061
    (State of Incorporation or Organization)    IRS Employer Identification No.
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                    3840 Bank Street, Baltimore, Maryland 21224-2522
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    (Address of principal executive offices)               (Zip code)


If this Form relates to the registration of a class of debt securities and is effective upon filing pursuant to General Instruction A.(c)(1), please check the following.

                                        / /

If this Form relates to the registration of a class of debt securities and is to become effective simultaneously with the effectiveness of a concurrent registration statement under the Securities Act of 1933 pursuant to General Instruction A.(c)(2), please check the following box.

                                       / /

      Securities to be registered pursuant to Section 12(b) of the Act:

                                      None

      Securities to be registered pursuant to Section 12(g) of the Act:

                   Common Stock, $.0001 par value per share
                               (Title of class)


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Item 1:  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

    The description under the heading "Description of Capital Stock" relating to the Registrant's Common Stock, $.0001 par value per share, in the Prospectus included in the Registrant's Registration Statement on Form S-1 filed with the Securities and Exchange Commission on October 3, 1997 and as amended
(File No. 333-37155) (the "Registration Statement on Form S-1"), is incorporated herein by reference.

Item 2:  EXHIBITS.

    The following exhibits are filed herewith (or incorporated by reference as indicated below):

    1. Amended and Restated Certificate of Incorporation of the Registrant, incorporated herein by reference, to Exhibit 3.01 of the Registrant's Registration Statement on Form S-1 filed on October 3, 1997.

    2. Amended and Restated By-Laws of the Registrant, incorporated herein by reference, to Exhibit 3.02 of the Registrant's Registration Statement on Form S-1 filed on October 3, 1997.

    3. Specimen Common Stock Certificate, incorporated herein by reference, to Exhibit 4.01 of the Registrant's Registration Statement on
         Form S-1 filed on October 3, 1997.



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                            SIGNATURE

    Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.


                                         I.C. ISAACS & COMPANY, INC.



                                         By: /s/ Eugene C. Wielepski
                                            ----------------------------
                                             Eugene C. Wielepski
                                             Vice President - Finance and Chief
                                             Financial Officer


Date:  November 14, 1997